UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 13, 2019 (May 10, 2019)

APOLLO MEDICAL HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37392	46-3837784
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1668 S. Garfield Avenue, 2nd Floor, Alhambra, CA 91801

(Address of Principal Executive Offices, and Zip Code)

(626) 282-0288

Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AMEH	Nasdaq Capital Market

Item 1.01 Entry into a Material Definitive Agreement.

The information contained in Item 8.01 of this Report on Form 8-K (this “Report”) is incorporated by reference into this Item 1.01.

Item 2.02 Results of Operations and Financial Condition.

On May 13, 2019, Apollo Medical Holdings, Inc., a Delaware corporation (the “Company”), issued a press release, announcing its results of operations for the quarter ended March 31, 2019. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to this Item 2.02, including Exhibit 99.1 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 8.01 of this Report is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained in Item 8.01 of this Report is incorporated by reference into this Item 3.02.

Item 3.03 Material Modification to Rights of Security Holders.

The information contained in Item 8.01 of this Report is incorporated by reference into this Item 3.03.

Item 8.01 Other Events.

On May 10, 2019, the Company entered into a series of agreements (collectively, the “Transaction Agreements,” and the transactions contemplated by such Transaction Agreements, the “Transactions”) with two of its affiliates, AP-AMH Medical Corporation, a California professional medical corporation (“AP-AMH”), and Allied Physicians of California, a Professional Medical Corporation, a California professional medical corporation (“APC”).

Relationship of the Parties

AP-AMH is a professional medical corporation and APC is an independent practice association that the Company has determined should be consolidated as variable interest entities with the Company’s financial statements under United States generally accepted accounting principles (U.S. GAAP). Each has, or as a result of the Transactions will have, a management services agreement with Network Medical Management, Inc., a California corporation (“NMM”), a wholly owned subsidiary of the Company, pursuant to which NMM provides and performs non-medical management and administrative services.

Transactions Overview and Conditions

The Transactions are interrelated, and each Transaction Agreement is dependent on the concurrent closing of the other Transaction Agreements described herein. While each of the Transaction Agreements is subject to different closing conditions, the effect of the closing conditions as a whole is that the Transactions are subject to, in addition to customary closing conditions, satisfaction or waiver of the conditions as of the dates indicated below.

Within 60 days of signing the Transaction Agreements that were signed on May 10, 2019, the Company and APC must have satisfied or waived various conditions, including each having received a fairness opinion from their respective financial advisors, the Company having obtained a loan to provide funds in an amount sufficient to allow the Company to fund the loan to AP-AMH, AP-AMH having completed its due diligence of APC, with results to its reasonable satisfaction, and the Company and its advisors having completed a tax analysis of the Transactions, with the results of that analysis satisfactory to the Company. The Company has received a preliminary proposal from a lender that would enable the Company to fund its loan to AP-AMH.

Prior to the closing of each Transaction, each of the Company, APC and AP-AMH must have satisfied or waived various conditions, including that each must have obtained the requisite consent of its shareholders to consummate the Transactions, the Company must have received satisfactory legal opinions from regulatory counsel and tax counsel, and APC must have received a satisfactory legal opinion from its tax counsel.

Transaction Agreements

With the closing of each Transaction Agreement subject to the satisfaction of the conditions described above, the Company, AP-AMH and APC entered into the following Transaction Agreements, each of which is provided herewith as an Exhibit as indicated below and is incorporated herein by reference. The following descriptions are summaries only of certain material terms and are qualified in their entirety by reference to each Transaction Agreement.

Transactions between the Company and AP-AMH

(1) Loan Agreement. The Company agreed to lend AP-AMH $545,000,000 pursuant to a Loan Agreement (the “Loan Agreement,” which is attached as Exhibit 10.1) and associated Security Agreement which will be signed at the closing of the Transactions (the “Security Agreement,” which is attached as Exhibit 10.2). The Loan Agreement matures on the tenth anniversary of the date the Company funds the loan, bears interest at a rate of 10% per annum simple interest (except as indicated below), has no prepayment right (except in certain limited circumstances with respect to amounts of interest that have not previously been paid when due as permitted under the Loan Agreement), and requires interest payments quarterly in arrears. To the extent that AP-AMH is unable to make any interest payment when due because it has received dividends on the Preferred Stock purchased pursuant to the transactions described in item 5 below (the “Preferred Stock Dividends”) with respect to such payment date in an amount insufficient to pay in full such interest payment, then the outstanding principal amount of the loan will be increased by the amount of any such accrued but unpaid interest, and any such increased principal amounts will bear interest at the rate of 10.75% per annum simple interest. The Loan Agreement is secured by a first priority security interest in all of AP-AMH’s assets, including the Preferred Stock.

(2) Tradename Agreement. The Company agreed to license, for a fee, certain of its owned trademarks to AP-AMH pursuant to a Tradename Licensing Agreement (the “Tradename Agreement,” which is attached as Exhibit 10.3). The Tradename Agreement terminates when AP-AMH no longer owns any Preferred Stock of APC. The fee is equal to a percentage multiplied by the aggregate gross revenues of AP-AMH, and is payable out of any Preferred Stock Dividends received by AP-AMH from APC. The fee is subject to annual review and renegotiation by the parties.

(3) Administrative Services Agreement. NMM, as a wholly owned subsidiary of the Company, agreed to provide certain administrative services to AP-AMH, for a fee, pursuant to an Administrative Services Agreement (the “Administrative Services Agreement,” which is attached as Exhibit 10.4). The Administrative Services Agreement terminates when AP-AMH no longer owns any Preferred Stock of APC. The fee is equal to a percentage multiplied by the aggregate gross revenues of AP-AMH, and is payable out of any Preferred Stock Dividends received by AP-AMH from APC. The fee is subject to annual review and renegotiation by the parties.

(4) Physician Shareholder Agreement. Thomas Lam, M.D., as the sole shareholder of AP-AMH, agreed that pursuant to a Physician Shareholder Agreement (the “Physician Shareholder Agreement,” which is attached as Exhibit 10.5), he would (a) not assign, transfer, gift, pledge, hypothecate, encumber or otherwise dispose of any or all of his shares of AP-AMH, (b) provide notice to the Company and NMM of certain material business actions of AP-AMH, and (c) on request by the Company, sell his shares of AP-AMH to a designee of the Company for $100 or cause AP-AMH to issue to such designee a holding that would represent 51% or more of the ownership of AP-AMH.

Transactions between AP-AMH and APC

(5) Preferred Stock Purchase Agreement and Certificate of Determination. AP-AMH agreed to purchase $545,000,000 of Series A Preferred Stock (the “Preferred Stock”) of APC pursuant to a Series A Preferred Stock Purchase Agreement (the “Preferred Stock Purchase Agreement,” which is attached as Exhibit 10.6), which Preferred Stock has those rights set forth in the Certificate of Determination of Preferences of Series A Preferred Stock of APC (the “Certificate of Determination,” which is included as an exhibit to the Preferred Stock Purchase Agreement).

The Preferred Stock Purchase Agreement contains, among other terms and conditions, customary representations and warranties by APC for transactions of this nature, covenants regarding the operation of APC between signing of the Preferred Stock Purchase Agreement and the closing of the purchase, certain conditions to closing, some of which are described above under “Transactions Overview and Conditions,” broad mutual indemnification provisions and other miscellaneous provisions.

Under the Certificate of Determination, AP-AMH is entitled to receive Preferred Stock Dividends that are preferential, cumulative, accrue on a daily basis from the date of purchase of the Preferred Stock and are equal for any determination period to the sum of (A) APC’s Net Income from Healthcare Services (as defined in the Certificate of Determination), plus (B) any dividends received by APC in such period from certain affiliated entities, minus (C) any Retained Amounts (as defined in the Certificate of Determination). The Retained Amounts allow APC to retain 50% of the Net Income from Healthcare Services in excess of a baseline amount (which baseline amount is subject to annual adjustments based on CPI increases, but not decreases), with the other 50% paid to AP-AMH as a part of the Preferred Stock Dividends. As a result, APC retains 50% of increases after the closing in the amounts of the Net Income from Healthcare Services, with the remainder paid to AP-AMH. The Retained Amounts do not apply to any APC affiliated entities, including any future-acquired APC affiliated entities. The Preferred Stock Dividends are paid quarterly and are based on the financial results of APC as of the quarter prior to the quarter in which any payment is made.

The Preferred Stock entitles AP-AMH to vote on certain material events that could materially affect the value of the Preferred Stock, such as changes that modify the rights of the Preferred Stock, increases or decreases in the authorized number of shares of Preferred Stock, liquidation events and issuances of any stock that has preferential rights to the Preferred Stock.

On a sale of APC or certain other liquidation events specified in the Certificate of Determination, AP-AMH is entitled to payment of all accrued but unpaid Preferred Stock Dividends plus $545,000,000.

(6) Special Purpose Shareholder Agreement. In connection with the Preferred Stock Purchase Agreement, AP-AMH and APC agreed to the Special Purpose Shareholder Agreement (the “Shareholder Agreement,” which is attached as Exhibit 10.7). Under the Shareholder Agreement, (a) AP-AMH agreed to fund any losses or deficits related to APC’s Healthcare Services assets without right of reimbursement or any corresponding payment or increase in shares, and (b) AP-AMH was granted consent rights with respect to certain material corporate decisions of APC. The Shareholder Agreement is in effect only if and for so long as there are any shares of Preferred Stock issued and outstanding.

Transactions Between the Company and APC

(7) Common Stock Purchase Agreement. APC agreed to purchase $300,000,000 of the Company’s common stock (such purchased common stock, the “Common Stock”) pursuant to a Common Stock Purchase Agreement (the “Common Stock Purchase Agreement,” which is attached as Exhibit 10.8). The Common Stock Purchase agreement contains, among other terms and conditions, customary representations and warranties by the Company for transactions of this nature, covenants regarding the operation of the Company between signing of the Common Stock Purchase Agreement and the closing of the purchase, certain conditions to closing, some of which are described above under “Transactions Overview and Conditions,” broad mutual indemnification provisions and other miscellaneous provisions. Under the Common Stock Purchase Agreement, (a) no director, officer or other affiliate of the Company may vote as a director or shareholder of APC in any decision of APC as to the voting of any shares of Common Stock held by APC, (b) neither APC nor any director, officer or other affiliate of APC who is a stockholder of the Company may vote at any stockholder meeting called in connection with any or all of the Transactions, and (c) neither the Company nor any director, officer or other affiliate of the Company who is a shareholder of APC may vote at any APC shareholder meeting called in connection with any or all of the Transactions. The Common Stock to be sold under the Common Stock Purchase Agreement has not been registered under the Securities Act and is being issued and sold in a private placement pursuant to Section 4(a)(2) thereof.

(8) Voting and Registration Rights Agreement. The Company will grant APC certain registration rights with respect to the Common Stock, and APC agreed to restrict its voting powers, pursuant to a Voting and Registration Rights Agreement, which will be signed at the closing of the Transactions (the “Voting and Registration Rights Agreement,” which is attached as Exhibit 10.9). Following the six month anniversary of the execution of the Voting and Registration Rights Agreement, holders of at least 25% of the Common Stock may require that the Company prepare and file, and take reasonable actions to support the effectiveness of, a registration statement covering the resale of all of the Common Stock not already covered by an existing and effective registration statement. Under the Voting and Registration Rights Agreement, APC will agree that to the extent it has voting power in excess of 9.99% of all voting securities of the Company, APC will not vote any Common Stock or other voting securities of the Company in excess of 9.99%.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1 -	Loan Agreement, dated May 10, 2019, by and between Apollo Medical Holdings, Inc., a Delaware corporation and AP-AMH Medical Corporation, a California professional medical corporation.

10.2 -	Security Agreement by and between Apollo Medical Holdings, Inc., a Delaware corporation and AP-AMH Medical Corporation, a California professional medical corporation.

10.3 -	Tradename Licensing Agreement, dated May 10, 2019, by and between Apollo Medical Holdings, Inc., a Delaware corporation and AP-AMH Medical Corporation, a California professional medical corporation.

10.4 -	Administrative Services Agreement, dated May 10, 2019, by and between Network Medical Management, Inc., a California corporation and AP-AMH Medical Corporation, a California professional medical corporation.

10.5 -	Physician Shareholder Agreement, dated May 10, 2019, by and between Thomas Lam, M.D., Apollo Medical Holdings, Inc., a Delaware corporation, Network Medical Management, Inc., a California corporation, and AP-AMH Medical Corporation, a California professional medical corporation.

10.6 -	Series A Preferred Stock Purchase Agreement, dated May 10, 2019, by and between AP-AMH Medical Corporation, a California professional medical corporation and Allied Physicians of California, a Professional Medical Corporation, a California professional medical corporation.

10.7 -	Special Purpose Shareholder Agreement, dated May 10, 2019, by and between Allied Physicians of California, a Professional Medical Corporation, a California professional medical corporation and AP-AMH Medical Corporation, a California professional medical corporation.

10.8 -	Stock Purchase Agreement, dated May 10, 2019, by and between Allied Physicians of California, a Professional Medical Corporation, a California professional medical corporation and Apollo Medical Holdings, Inc., a Delaware corporation.

10.9 -	Voting and Registration Rights Agreement by and between Allied Physicians of California, a Professional Medical Corporation, a California professional medical corporation and Apollo Medical Holdings, Inc., a Delaware corporation.

99.1 -	Press Release of Apollo Medical Holdings, Inc., dated May 13, 2019.

Forward Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act and Section 21E of the Exchange Act, such as statements about the ability of the parties to complete the Transactions, including the Company’s ability to raise the funding necessary to consummate the Transactions and the financial benefits expected to be received from the Transactions. Forward-looking statements may be identified by the use of forward-looking terms such as “anticipate,” “could,” “can,” “may,” “might,” “potential,” “predict,” “should,” “estimate,” “expect,” “project,” “believe,” “plan,” “envision,” “intend,” “continue,” “target,” “seek,” “will,” “would,” and the negative of such terms, other variations on such terms or other similar or comparable words, phrases or terminology. Forward-looking statements reflect current views with respect to future events and financial performance and therefore cannot be guaranteed. Such statements are based on the current expectations and certain assumptions of the Company's management, and some or all of such expectations and assumptions may not materialize or may vary significantly from actual results. Actual results may also vary materially from forward-looking statements due to risks, uncertainties and other factors, known and unknown, including the risk factors described from time to time in the Company's reports to the U.S. Securities and Exchange Commission (the “SEC”), including without limitation the risk factors discussed in the Company's Annual Report on Form 10-K filed with the SEC on March 18, 2019.

Because the factors referred to above could cause actual results or outcomes to differ materially from those expressed or implied in any forward-looking statements, you should not place undue reliance on any such forward-looking statements. Further, any forward-looking statement speaks only as of the date of this communication and, unless legally required, the Company does not undertake any obligation to update any forward-looking statement, as a result of new information, future events or otherwise.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Additional Information and Where to Find It

This communication relates to the Transactions. In furtherance thereof and subject to future developments, the Company may file one or more proxy statements or other documents with the SEC. This communication is not a substitute for any proxy statement or other document the Company may file with the SEC in connection with the proposed transactions.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT(S) AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED TRANSACTIONS. Any definitive proxy statement(s) (if and when available) will be mailed or otherwise made available to stockholders of the Company. Investors and security holders will be able to obtain copies of these documents (if and when available) and other documents filed with the SEC by the Company free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by the Company (if and when available) will also be made available free of charge by accessing the Company’s website at www.apollomed.net.

Participants

This communication is neither a solicitation of a proxy nor a substitute for any proxy statement or other filings that may be made with the SEC. Nonetheless, the Company and its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transactions. Information about the Company’s executive officers and directors is available in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, which was filed with the SEC on March 18, 2019, and in its proxy statement for the 2019 Annual Meeting which was filed with the SEC on April 30, 2019. To the extent holdings of the Company’s securities have changed since the amounts printed in the proxy statement for the 2019 Annual Meeting, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of such potential participants will be included in one or more proxy statements or other documents filed with the SEC if and when they become available. These documents (if and when available) may be obtained free of charge from the SEC’s website http://www.sec.gov.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOLLO MEDICAL HOLDINGS, INC.

Dated: May 13, 2019	By:	/s/ Thomas S. Lam, M.D.
	Name:	Thomas S. Lam, M.D.
	Title:	Chief Executive Officer